AMENDMENT TO AMENDED AND RESTATED
SPECIAL LIMITED AGENCY AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED SPECIAL LIMITED AGENCY AGREEMENT, dated as of April 1, 2019 (this “Amendment”), is between FIRST FINANCIAL LOAN COMPANY LLC, a Delaware limited liability company (“Lender”) and RISE CREDIT SERVICE OF TEXAS, LLC, a Delaware limited liability company (“CSO”).

RECITALS

WHEREAS, reference is made to that certain AMENDED AND RESTATED SPECIAL LIMITED AGENCY AGREEMENT (the “Agreement”) between Lender and CSO dated September 29, 2017;
WHEREAS, the parties hereto desire to amend the Agreement as described herein;
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Defined Terms. For all purposes of this Amendment, unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the respective meanings attributed to them in the Agreement.

2.	Amendments to the Agreement.
Effective as of April 1, 2019 (the “Effective Date”):
Section 11 c. of the Agreement is hereby amended and restated in its entirety as follows:
c.Pledge of Credit Support for Credit Enhancement. CSO shall pledge and does hereby pledge to Lender that amount of cash and/or CSO Entitlements having a value equal to some certain percentage of the total amount of principal of all Loans outstanding from time to time as collateral for CSO’s obligations under its Credit Enhancement. The percentages agreed upon by the parties are set forth herein based upon the amount of Loans outstanding, and such percentages shall be modified only upon the mutual agreement of both parties. So long as Lender’s portfolio is zero dollars ($0.00) to five million dollars ($5,000,000.00), CSO’s pledge shall be [***]. If the Lender’s portfolio is five million and one dollars ($5,000,001.00) to ten million dollars ($10,000,000.00), CSO’s pledge shall be [***]. If the Lender’s portfolio is ten million and one dollars ($10,000,001.00) to fifteen million dollars ($15,000,000.00), CSO’s pledge shall be [***]. If the Lender’s portfolio is fifteen million and one dollars ($15,000,001.00) to twenty million dollars ($20,000,000.00), CSO’s pledge shall be [***]. If the Lender’s portfolio is greater than twenty million dollars ($20,000,000.00) CSO’s pledge shall be [***]. The percentages set forth herein shall be applied for each tranche of the Lender’s portfolio in accordance with the size of the portfolio. By way of example, if the Lender’s portfolio is twelve million five hundred thousand dollars ($12,500,000.00), CSO’s pledge shall be [***] for the first five million dollars ($5,000,000.00) and [***] for the next five million dollars ($5,000,000.00) and [***] for the next two million five hundred thousand dollars ($2,500,000.00).

Such pledge shall be in form and substance reasonably acceptable to Lender. The term “CSO Entitlements” means any of the following: (i) all cash received in respect of the repayment of Loans that is payable to CSO by Lender but attributable to or designated as reserves retained by Lender and owed to CSO from all or a portion of the CSO Fees accrued and earned by CSO from the Loans, (ii) all rights of CSO to payment from Lender that are attributable to or designated as reserves retained

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

by Lender and owed to CSO from all or a portion of the CSO Fees accrued and earned by CSO from the Loans, (iii) all other rights to payment, receivables or accounts owed by Lender to CSO under this Agreement, and (iv) all other accounts and general intangibles of CSO, if any, pledged by CSO in favor of Lender that have been identified by CSO and accepted by Lender as collateral pursuant to this Section 11.c. for CSO’s obligations under its Credit Enhancement. On a weekly basis, CSO and Lender shall determine whether the amounts pledged to or held by Lender pursuant to this Section 11.c. shall equal the amount required above. In the event of any shortfall, CSO shall promptly pledge to Lender additional cash or CSO Entitlements in an aggregate amount equal to such shortfall. In the event of any excess and provided that CSO is not in default under any Credit Enhancement or in default under Section 18 hereof, Lender shall promptly release cash in an aggregate amount equal to such excess. In order for Lender to have and maintain a first priority perfected security interest in the CSO Entitlements pledged to Lender pursuant to this section, CSO hereby authorizes Lender to file UCC financing statements and amendments with such governmental offices and in such jurisdictions as Lender may deem appropriate from time to time to perfect and maintain its security interests herein granted in such CSO Entitlements. CSO hereby further agrees to undertake all actions and do all things as requested by Lender from time to time in order to perfect, protect or otherwise preserve the security interest herein granted to Lender in such CSO Entitlements. To the extent that CSO pledges to Lender any cash pursuant to this section, then in connection with the pledge of such cash, CSO shall deposit such cash into a bank account as Lender may direct CSO in writing, which account shall be owned and subject to the exclusive control by Lender. In lieu of the pledge required hereby, CSO may provide Lender with a letter of credit issued by a third party or other security having a value equal to the amount of CSO Entitlements to be pledged reasonably acceptable to Lender.
Section 17. of the Agreement is hereby amended and restated in its entirety as follows:
Term. The term of this Agreement shall be for a period of TWO (2) years commencing as of the Effective Date of this Amendment; provided, however, that either party may terminate this Agreement prior to the expiration of its term pursuant to the provisions of this Section 17 and Section 18 below. For the avoidance of doubt, the term shall run two years from April 1, 2019. This Agreement shall be renewed automatically for successive one-year terms unless the party not wishing to renew provides the other party with at least SIXTY (60) days advance written notice of non-renewal. Each party hereto shall have the right to terminate this Agreement immediately upon written notice to the other party hereto, if (a) the terminating party determines in its reasonable discretion that the activities of the parties under this Agreement, the Loan Program or the CSO Program are illegal under, prohibited by or not permitted under any of the Rules; (b) any Regulatory Authority having jurisdiction over the Program, CSO or Lender requires the terminating party to terminate this Agreement; (c) the terminating party determines in its reasonable discretion that continued operation of the Loan Program or the CSO Program may materially adversely affect the ongoing operations of the terminating party or those of the terminating party’s affiliates; and in the event of a termination of this Agreement pursuant to this clause (c), the terminating party shall provide the other party with a written explanation of the basis for such termination, or (d) the terminating party determines in its reasonable discretion that continued operation of the Loan Program or the CSO Program may materially adversely affect the relationship between the terminating party or any of its affiliates and any Regulatory Authority having jurisdiction over any of them. In addition, if Lender modifies any Loan term, interest rate, fee, or other charge pursuant to Section 10 above, or if Lender materially modifies any underwriting criteria for the Loans pursuant to Section 10 above, CSO may terminate this Agreement upon THIRTY (30) days prior written notice to Lender if CSO determines in its reasonable discretion that such modification by Lender would render it economically infeasible for CSO to continue to perform its duties and responsibilities hereunder or that such modification would cause any aspect of the Loan Program or the CSO Program to be in violation of any Rules. Notwithstanding any termination of this Agreement, each party’s respective obligations and covenants hereunder with respect to outstanding Loans and the

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related CSO Entitlements, Credit Enhancements and Guarantied Obligations shall remain in effect for so long as such Loans remain outstanding.

3.	Reference to and Effect on the Agreement.
(a)The Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
(b)Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party, nor constitute a waiver of any provision of the Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
4.GOVERNING LAW. THIS AMENDMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.
5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
6.Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
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CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.
LENDER
First Financial Loan Company LLC
By:    /s/ C. Dan Adams
Name: C. Dan Adams
Title: President and CEO
CSO

Rise Credit Service of Texas, LLC
By:    /s/ Chris Lutes
Name: Chris Lutes
Title: Chief Financial Officer

CERTAIN CONFIDENTIAL INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.